UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

May 4, 2021
Date of report (Date of earliest event reported)

GREENLIGHT CAPITAL RE, LTD.
(Exact name of registrant as specified in charter)

Cayman Islands	001-33493	N/A
(State or other jurisdiction of incorporation)	(Commission file number)	(IRS employer identification no.)
65 Market Street
Suite 1207, Jasmine Court
P.O. Box 31110
Camana Bay
Grand Cayman
Cayman Islands		KY1-1205
(Address of principal executive offices)		(Zip code)

(345) 943-4573
(Registrant’s telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A Ordinary Shares	GLRE	Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging Growth Company ☐

If an emerging growth company, indicate by check mark if registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.02 Results of Operations and Financial Condition

On May 5, 2021, Greenlight Capital Re, Ltd. (the "Registrant") issued a press release announcing its financial results for the first quarter March 31, 2021. A copy of the press release is attached as Exhibit 99.1 to this Form 8-K and incorporated herein by reference.

In accordance with general instruction B.2 to Form 8-K, the information set forth in this Item 2.02 (including Exhibit 99.1) shall be deemed “furnished” and not “filed” with the Securities and Exchange Commission for the purpose of Section 18 of the Securities Exchange Act of 1934, as amended, (the "Exchange Act"), or otherwise subject to the liabilities of that section, and shall not be incorporated by reference into any registration statement or other document filed under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.

Item 5.07 Submission of Matters to a Vote of Security Holders

The Registrant held its 2021 Annual General Meeting of Shareholders on May 4, 2021. Pursuant to the Registrant’s Third Amended and Restated Articles of Association (the "Articles of Association"), each Class A ordinary share is entitled to one vote per share and each Class B ordinary share is entitled to ten votes per share; provided, however, that the total voting power of the issued and outstanding Class B ordinary shares shall not exceed 9.5% of the total voting power of all issued and outstanding ordinary shares. Since, on the record date of the 2021 Annual Meeting of Shareholders, the total voting power of the issued and outstanding Class B ordinary shares exceeded 9.5% of the total voting power, the voting power of the Class B ordinary shares was reduced with the excess being allocated to the Class A ordinary shares in accordance with Article 53 of the Articles of Association. In addition, the Articles of Association provide that no holder of Class A ordinary shares shall be permitted to acquire an amount of shares which would cause any person to own 9.9% or more of the total voting power of the issued and outstanding ordinary shares. Therefore, the excess voting power from the Class B ordinary shares allocated to the Class A ordinary shares and the Class A ordinary shares allocated to other Class A ordinary shares were restricted to 9.9% for each holder of Class A ordinary shares with the excess, if any, being allocated to the other holders of Class A ordinary shares in accordance with Article 54 of the Articles of Association.

The following tables summarize the final voting results after adjustment of the voting power. For more information on the following proposals, see the Registrant's Proxy Statement dated March 12, 2021 (the "Proxy Statement").

(1) The following seven persons were nominees for Directors of the Registrant by shareholders to serve for the term expiring at the Annual General Meeting of Shareholders in 2022.

Director	Class A For	Class A Against	Class A Abstain	Class A broker non-votes	Class B For	Class B Against	Class B Abstain	Class B broker non-votes
Alan Brooks	28,909,603	9,223,275	4,563	22,410,838	8,626,686	—	—	—
Simon Burton	32,379,712	1,902,256	3,855,473	22,410,838	8,626,686	—	—	—
David Einhorn	33,618,355	1,027,082	3,492,004	22,410,838	8,626,686	—	—	—
Leonard Goldberg	35,711,191	2,408,840	17,410	22,410,838	8,626,686	—	—	—
Ian Isaacs	21,920,167	16,113,839	103,435	22,410,838	8,626,686	—	—	—
Bryan Murphy	26,407,090	11,724,189	6,162	22,410,838	8,626,686	—	—	—
Joseph Platt	13,006,304	25,126,575	4,563	22,410,838	8,626,686	—	—	—

Each of Alan Brooks, Simon Burton, David Einhorn, Leonard Goldberg, Ian Isaacs and Bryan Murphy received the affirmative vote of the majority of the Class A and Class B ordinary shares present in person or by proxy at the 2021 Annual General Meeting of Shareholders and were re-elected as directors of the Registrant. Joseph Platt also received the affirmative vote of the majority of the Class A and Class B ordinary shares present in person or by proxy in connection with the director elections contained in each Proposal 1 and Proposal 2 of the Proxy Statement. However, after adjusting the voting power as described above, while Mr. Platt was re-elected to the board of directors of Greenlight Reinsurance, Ltd. in connection with Proposal 2 (as noted below), he did not receive an affirmative majority of the adjusted votes in connection with Proposal 1 and, as a result, was not re-elected as a director of the Registrant.

(2) The following seven persons were elected Directors of Greenlight Reinsurance, Ltd. by shareholders to serve for the term expiring at the Annual General Meeting of Shareholders in 2022.

Director	Class A For	Class A Against	Class A Abstain	Class A broker non-votes	Class B For	Class B Against	Class B Abstain	Class B broker non-votes
Alan Brooks	32,395,445	5,737,434	4,563	22,410,838	8,626,686	—	—	—
Simon Burton	32,838,488	1,442,317	3,855,473	22,410,838	8,626,686	—	—	—
David Einhorn	34,085,663	559,585	3,492,193	22,410,838	8,626,686	—	—	—
Leonard Goldberg	36,183,992	1,936,039	17,410	22,410,838	8,626,686	—	—	—
Ian Isaacs	30,306,974	7,727,032	103,435	22,410,838	8,626,686	—	—	—
Bryan Murphy	36,446,902	1,685,976	4,563	22,410,838	8,626,686	—	—	—
Joseph Platt	29,683,462	8,449,416	4,563	22,410,838	8,626,686	—	—	—

(3) The following five persons were elected Directors of Greenlight Reinsurance Ireland, Designated Activity Company by shareholders to serve for the term expiring at the Annual General Meeting of Shareholders in 2022.

Director	Class A For	Class A Against	Class A Abstain	Class A broker non-votes	Class B For	Class B Against	Class B Abstain	Class B broker non-votes
Michael Brady	37,493,931	626,100	17,410	22,410,838	8,626,686	—	—	—
Lesley Caslin	37,495,385	624,646	17,410	22,410,838	8,626,686	—	—	—
Bryan Murphy	36,494,742	1,625,289	17,410	22,410,838	8,626,686	—	—	—
Patrick O'Brien	37,494,251	625,780	17,410	22,410,838	8,626,686	—	—	—
Daniel Roitman	37,488,435	631,596	17,410	22,410,838	8,626,686	—	—	—

(4) The shareholders ratified the appointment of BDO USA, LLP to serve as the independent auditors of the Registrant for the fiscal year ending December 31, 2021.

	Class A	Class B
For	75,606,462	8,626,686
Against	181,809	—
Abstain	52,716	—
Broker non-votes	—	—

(5) The shareholders ratified the appointment of BDO Cayman Ltd. to serve as the independent auditors of Greenlight Reinsurance, Ltd. for the fiscal year ending December 31, 2021.

	Class A	Class B
For	60,312,882	8,626,686
Against	181,809	—
Abstain	53,589	—
Broker non-votes	—	—

(6) The shareholders ratified the appointment of Mazars, to serve as the independent auditors of Greenlight Reinsurance Ireland, Designated Activity Company for the fiscal year ending December 31, 2021.

	Class A	Class B
For	60,281,222	8,626,686
Against	179,924	—
Abstain	87,133	—
Broker non-votes	—	—

(7) The shareholders cast the following non-binding vote on the compensation of the Registrant's executive officers pursuant to the compensation disclosure rules of the Securities and Exchange Commission, or "say-on-pay" votes.

	Class A	Class B
For	11,192,390	8,626,686
Against	26,289,479	—
Abstain	655,573	—
Broker non-votes	22,410,838	—

The “say-on-pay” proposal received the affirmative vote of the majority of the Class A and Class B ordinary shares present in person or by proxy. However, after adjusting the voting power as described above, the “say-on-pay” proposal did not receive an affirmative majority of the adjusted votes.

Item 9.01 Financial Statements and Exhibits

(d) Exhibits

99.1Earnings press release, "GREENLIGHT RE ANNOUNCES FIRST QUARTER 2021 FINANCIAL RESULTS", dated May 5, 2021, issued by the Registrant.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GREENLIGHT CAPITAL RE, LTD.
(Registrant)

By:	/s/ Neil Greenspan
Name:	Neil Greenspan
Title:	Chief Financial Officer
Date:	May 5, 2021